LITHIA

Q3’09 Company Update





DISCLOSURE

This presentation includes numerous "forward-looking statements". These forward-looking statements address our future objectives, plans and goals, as well as our intent, beliefs and current expectations regarding future operating performance. Specific events addressed by these forward-looking statements include, without limitation: future U.S. automotive industry trends; future liquidity trends or needs and our business and growth strategies. These forward-looking statements are based on our current estimates and assumptions and involve various risks and uncertainties. As a result, you are cautioned that these forward-looking statements are not guarantees of future performance, and that actual results could differ materially from those projected in these forward-looking statements. Factors which may cause actual results to differ materially from our projections include those risks described in our filings with the Securities and Exchange Commission, including those under the heading "Risk Factors" in such documents.

Additionally, this presentation contains information about Adjusted Diluted EPS, Adjusted EBITDA and Adjusted Cash Flow from Operations. These are non-GAAP financial measures used by Company management when evaluating results of operations and cash flow. Management believes these measures also provide users of the financial statements with additional and useful comparisons of current results of operations and cash flows with past and future periods. Non-GAAP financial measures should not be construed as being more important than comparable GAAP measures. Detailed reconciliations of the non-GAAP measures included herein to comparable GAAP financial measures have been included in the tables appearing in the Appendix to this presentation. When a financial measure is presented as "9/30/09 LTM", the financial measure has been calculated by adding the results of the financial measure for the nine months ended September 30, 2009 to the results for the year ended December 31, 2008 and then subtracting the results for the nine months ended September 30, 2008. Certain reclassifications related to our discontinued operations were made to the prior period financial information to adjust for the sale of one store in October.


BODY & FENDER DEPT.
CHRYSLER & PLYMOUTH
SERVICE DEPARTMENT
LITHIA MOTORS
CHRYSLER · PLYMOUTH
SALES & SERVICE
CHRYSLER
PLYMOUTH
DRIVE IN
US ROYAL

1947 Photo

THE BEGINNING – "SINCE 1946"

Named after Lithia Springs in Ashland, OR


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- Lithia Motors, based in Medford, OR, is a leading operator of automotive franchises and retailer of new and used vehicles and related services
- As of November 3, 2009, we offered 27 brands of new vehicles and all brands of used vehicles in 86 stores in the United States and over the internet

Revenue Mix


F&I Fleet & Other 4%
Service, Body & Parts 15%
Wholesale Vehicles 4%
New Vehicles 50%
Used and Program Vehicles 27%

Brand Mix


Toyota 13.5%
BMW 9.3%
Chrysler Jeep Dodge 30.4%
Honda 8.0%
General Motors 18.2%
Subaru
Nissan
Mazda
Mercedes
Hyundai
Ford

Note: Revenue and brand mix are based on revenues for the nine-months ended September 30, 2009


Seattle [1]
Renton [2]
Spokane [3]
WASHINGTON
Tri-Cities [1]
Oregon City [1]
Eugene/Springfield [3]
OREGON
Roseburg [2]
Grants Pass [1]
Medford [7]
Klamath Falls [1]
Eureka [1]
Redding [2]
IDAHO
Boise [2]
Twin Falls [2]
Pocatello [2]
Missoula [1]
Great Falls [2]
Helena [2]
MONTANA
Billings [1]
NORTH DAKOTA
Grand Forks [3]
IOWA
Cedar Rapids [2]
Ames [2]
Des Moines
NEVADA
Reno [4]
Santa Rosa [1]
Concord [1]
Fresno [5]
Seaside [2]
CALIFORNIA
Loveland [1]
Denver [1]
COLORADO
Santa Fe [1]
NEW MEXICO
Amarillo [1]
Lubbock [1]
Midland [3]
Abilene [2]
Odessa [4]
San Angelo [3]
TEXAS
Bryan [1]
Corpus Christi [1]
ALASKA
Fairbanks [1]
Wasilla [1]
Anchorage [5]

- I.P.O. in Dec. 1996 - 5 dealerships
- The 8th largest U.S. auto retailer - by retail sales
- 25% revenue CAGR since going public

LITHIA MOTORS OVERVIEW

86 Dealerships, 12 States, 27 Brands

Business Overview


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LITHIA'S DIFFERENTIATED BUSINESS MODEL

- Small and mid-sized, regional markets
- Vast majority single-point markets
- Higher demand for trucks and domestic brands


Market Position
Operations
Growth
Lithia's differentiated auto retail model

- Restructured to be profitable at current SAAR levels
- Unique and fully-integrated and centralized operating structure
- Entrepreneurial store management

- Proven track record of purchasing and on average improving underperforming dealerships
- Substantial organic growth potential with SAAR recovery
- Successful used vehicle strategy



UNIQUE MARKET POSITION

The Company focuses on small- and mid-sized markets

Revenue per State



Colorado 1%
Montana 7%
Nevada 4%
North Dakota 2%
New Mexico 1%
Idaho 7%
Iowa 7%
Oregon 17%
Texas 23%
Alaska 10%
Washington 9%
California 13%

Note: Revenue are based on results for the nine-months ended September 30, 2009

- Diversification helps insulate Lithia from market-specific risks
- Derives less than 25% of revenue from one state

Higher demand for **trucks and domestic cars** in our markets

UNIQUE MARKET POSITION

The Company focuses on small- and mid-sized markets

- Target 30% new vehicle market share
- Cluster stores for economies of scale



New Vehicle Market Share

	# of mkts in state	Avg share in our mkts	Top market in state
Alaska	3	12.3%	16.4%
California	6	4.8%	17.0%
Colorado	1	2.8%	2.8%
Iowa	3	2.8%	2.4%
Idaho	3	11.5%	15.6%
North Dakota	1	27.1%	12.9%
New Mexico	1	7.2%	7.2%
Nevada	1	25.3%	13.3%
Oregon	7	17.6%	41.3%
Texas	5	22.9%	26.5%
Washington	4	1.9%	7.2%

Note: Market share is based on new vehicle unit sales for the nine-months ended September 30, 2009

Vast majority are **single-point markets**

FOCUSED ON CENTRALIZATION TO SUPPORT STORE OPERATIONS



Centralized administrative processes promote entrepreneurial store management

Corporate

Administrative Functions
- Cash Management
- Advertising / Marketing
- Accounts Payable
- Procurement
- Accounts Receivable
- Credit and Collections
- Legal
- Tax / Accounting
- Information Systems
- Payroll / Benefits
- Inventory Management
- Human Development
- Human Resources

Centralized Budgeting & Common Measurement

Customer-Facing

Entrepreneurial Environment
- Model Tailored to Local Markets
- Empowered Store Management:
  - Hiring Decisions
  - Ad Campaigns
  - Customer Experience
  - Community Reputation
  - Internet Lead Mgmt
- GM is Local Leader
- Unique Store Culture
- Individual Recipe for Success

Company-wide administrative personnel
reduced 50% from 6.4 to 3.2 per store since 2007

MORE STABLE PROFITABILITY THROUGH BUSINESS LINE MIX

Manufacturer / Retailer Comparison(1)



Pre-tax Income %
2.2%
1.9%
1.4%
-3.5%
-2.8%
-14.8%
Auto Manufacturers
Peer Group
2006
2007
2008
SAAR
16.6
16.2
13.2

Breakdown of Business Lines(2)



31.2%
49.9%
3.6%
15.3%
20.5%
22.4%
18.1%
39.0%
Significant gross profit contribution
Revenue
Gross Profit
Service, body and parts
F&I and Other
New vehicle
Used vehicle

57% of gross profit from 19% of revenues

(1) Margin based on reported pre-tax income as a percentage of revenue adjusted for one-time asset impairment charges. Domestic auto manufacturers includes Daimler Chrysler (2006 only), General Motors and Ford Motor. Peer group average includes Lithia, AutoNation, Sonic, Asbury, Penske, and Group 1.

(2) Used vehicles includes both used and wholesale vehicles. Revenues and gross profit based on the nine-months ended September 30, 2009.

DOMESTIC BRANDS STRONG IN OUR MARKETS



New Vehicle Revenues


Import/Luxury
46.7%
Domestic
53.3%

Domestic brands derive more gross profit than revenue, proportionally

New Vehicle Gross Profits


Import/Luxury
45.9%
Domestic
54.1%

New Vehicle Gross Margin


Lithia
Penske

Highest new vehicle margins among publically traded peers

Note: Revenue and gross profits are based on results for the nine-months ended September 30, 2009. Gross margins are based on the three-months ended September 30, 2009

INDUSTRY LEADER IN USED VEHICLE SALE



Retail Used Gross Margins



10.2
7.8
Lithia
Group 1
Penske

Average Selling Price



17,042
6,703
16,716
16,337
6,210
16,143
5,980
5,235
Retail
Wholesale
2006
2007
2008
2009 YTD

- Value line autos shifts sales to retail transactions
- Margins improve as retail sales price declines

Retail / Wholesale Sales Split



61.6
63.2
2006
2007
2008
2009 YTD

Converting more used cars to retail transactions

Note: Gross margins are based on results for the three-months ended September 30, 2009. Average selling price and retail wholesale splits are based on results for the nine-months ended September 30, 2009



STEADY SERVICE, BODY & PARTS BUSINESS



Revenues ($M) and SAAR
$223.7
$255.4
$258.5
$250.3
16.6
16.2
13.2
10.5
2006
2007
2008
9/30/09 LTM



Gross Profit ($M) and Margin
Gross Profit
Margin
$110.1
$123.5
$125.1
$121.4
49.2%
48.4%
48.4%
48.5%
2006
2007
2008
9/30/09 LTM

- Despite a weak economy, gross profit flat
- Introducing commodity products
- 35% of buyers subscribe to a Lithia lifetime oil contract
- Lifetime oil contracts ensure captive customer base after vehicle purchase

Counter-cyclical business provides **earnings stability**



ORGANIC OPPORTUNITIES TO GROW IN NEW VEHICLES

Change in Units in Operation



Units (M)
18
17
16
15
14
13
12
11
10
9
8
2004
2005
2006
2007
2008
2009E
2010E
2011E
SAAR
Scrappage
Net reduction in vehicles in service

- "Pent-up" demand must be realized
- Earnings unlocked as cost structure leveraged

Given scrappage rates, SAAR levels **will recover**

Source: Global Insight, NADA, R.L. Polk & Co.; Forward scrappage numbers provided by equity research.



ORGANIC OPPORTUNITIES TO GROW IN USED VEHICLES


Used-to-New Ratio
0.6x
0.6x
0.7x
1.0x
2006
2007
2008
2009 YTD

- Demand shifts to used vehicles in a recession
- Incremental sales with no additional investment
- Free of manufacturer restrictions
- Adaptable inventory to meet customer demand

Focused on **increasing** used vehicle sales

Note: Ratio is based on year-to-date new and used unit counts


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ACQUISITION OPPORTUNITIES

The industry is poised for consolidation

- Public dealerships only 3.7%[1] of industry
- Targeted brands:
- Room to grow in existing markets
- Consolidation benefits survivors

Current timing = **attractive opportunities**

(1) Based on public filings and NADA



PROVEN ACQUISITION STRATEGY WITH EXPERIENCED MANAGEMENT

	Years in Industry
Sid DeBoer *Chairman & CEO*	45
M.L. Dick Heimann *Vice Chairman*	42
R. Bradford Gray *Executive VP*	32
Bryan DeBoer *President & COO*	20
Jeff DeBoer *Senior VP & CFO*	12
Scott Hillier *Senior Vice President*	23

- Growth since IPO
- Purchased over 100 stores in 12 years

Improvement in Net Income 1 Year After Acquisition (2)



- number of acquisitions in the year
1.3x
2.8x
5.6x
2.2x
#10
#5
#10
#5
2004 Acq.
2005 Acq.
2006 Acq.
2007 Acq.

Successful management with over 170 years of experience

Note: Improvements based on total net income acquired during given year, annualized, compared to next year results


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Financial Overview


Revenue ($M)
$2,224.8
$2,351.8
$1,909.8
$1,587.4
2006
2007
2008
9/30/09 LTM


Gross Margin
17.1%
16.9%
17.3%
19.1%
2006
2007
2008
9/30/09 LTM


Adjusted EBITDA ($M)
$90.9
$80.4
$43.2
2006
2007
2008
9/30/09 LTM
-$55.1


Adjusted Diluted EPS
$1.35
$0.96
$0.12
$0.51
2006
2007
2008
2009 YTD

See appendix for reconciliation of adjusted EBITDA and adjusted diluted EPS



HISTORICAL FINANCIALS



Q3'09 FINANCIAL UPDATE

Focus on profitability, margins and cash flow

($K)	Q3'09	Q3'08	% change
Revenues	$455,960	$502,572	(9.3)%
Gross Profit	85,303	84,257	1.2%
SG&A Expense	63,863	69,226	(7.7)%
Pre-tax Income	11,780	4,582	157.1%
Diluted EPS	$0.32	$0.12	166.7%

	Q3'09	Q3'08	Bps change
New vehicles	8.8%	7.7%	110
Retail used vehicles	15.3%	10.6%	470
Wholesale vehicles	0.4%	-4.6%	500
Service, body & parts	48.5%	49.2%	(70)
Finance & insurance	100.0%	100.0%	-
Gross margin	18.7%	16.8%	190

($K)	YTD Sep '09	YTD Sep '08	% change
Cash from operations	$73,483	$82,045	(10.4)%
Cash from non-trade floor plan debt	7,384	(11,786)	NM
Total	$80,867	$70,260	15.1%

- Improved results over 2008 despite declining environment
- Improved vehicle margins
- Generating significant cash flows from operations



Q3'09 FINANCIAL UPDATE

Quarterly Adjusted EBITDA ($M)


12.5
10.3
9.7
9.7
11.4
SAAR
$11.1
$3.2
$7.2
$13.8
$19.0
Q3'08
Q4'08
Q1'09
Q2'09
Q3'09

EBITDA Comparison (% of Rev)


4.5%
4.2%
3.4%
3.3%
3.1%
2.7%
AutoNation
Lithia
Group 1
Sonic
Asbury
Penske

- 71% improvement in adjusted EBITDA from Q3'08 despite a 9% decline in SAAR
- Higher margins and better expense leverage differentiate Lithia from the peer group

See appendix for reconciliation of adjusted EBITDA



STABLE BALANCE SHEET

Significant tangible net worth compared to our peers

- Tangible net worth is defined as equity less goodwill and franchise value
- Goodwill written off, minimal franchise value remaining

	Lithia	Asbury	Auto Nation	Group 1	Penske	Sonic
Stock Price (11/11)	$9.33	$10.53	$18.75	$27.27	$16.98	$9.60
Tangible net worth ($M)	222.9	225.3	1,012.6	59.4	(90.9)	(192.8)
Tangible net worth per basic share	10.53	7.04	5.69	2.59	(0.99)	(4.80)
Price to tangible net worth	0.9x	1.5x	3.3x	10.4x	N/M	N/M

Current balance sheet mitigates future impairment risk


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MANAGABLE DEBT MATURITIES

Minimal outstanding debt except for mortgages

($K)	9/30/09	12/31/07	% change
Working capital line of credit	$20,000	$184,000	(89.1)%
Real estate debt	192,648	187,468	2.8%
Convertible note	-	85,000	(100.0)%
Other notes payable	17,713	12,354	43.4%
Subtotal	$230,361	$468,822	(50.9)%
Real estate debt in "held for sale"	49,458	7,465	562.5%
Total	$279,819	$476,287	(41.2)%

- Reduced debt levels 41%
- Retired all convertible notes
- Line of credit balance reduced $164 million

Future Debt Maturities ($M)


70.0
60.0
50.0
40.0
30.0
20.0
10.0
2009
2010
2011
2012
2013
2014
2015
2016
Beyond
Avg Annual Adj Cash Flow from Ops

No significant debt maturities other than rolling mortgages in the near future

Note: Average annual adjusted cash flow from operations is the average for 2006 to 2008. See appendix for reconciliation of adjusted cash flow from operations

OUTLOOK


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SAAR Projections	
SAAR Level	*Estimated EPS*
8.5 million	Breakeven
11.5 million	$1.05
13.5 million	$1.53
15.5 million	$2.01

Incremental **earnings improvement** as SAAR recovers

APPENDIX


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MISSION STATEMENT

To be the preferred provider of cars and trucks and related services in North America

OUR VALUES

Earn Customers for Life

Let's listen and understand our customers' needs. Know that you are empowered to 'do the right thing.' Let's make sure our customers are so satisfied that they refer us to their families and friends

Respect Everyone

Treat everyone with the utmost respect and integrity. Our reputation is our competitive advantage – protect it. Be proud of the work you do and the services we provide to our communities

Improve Constantly

We work together as a team sharing ideas and best practices to make our customers' experience easier and faster. Never quit trying to improve your performance

Have Fun

Our enthusiasm to sell and repair vehicles will set us above our competitors



CHRYSLER AND GM BANKRUPTCY HAVE HAD LIMITED IMPACT ON SALES



Traffic Counts
(% of Total)
50.0%
45.0%
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
Chrysler Bankruptcy Filing Date
GM Bankruptcy Filing Date
Chrysler
GM
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep



New and Used Unit Sales
(% of Total)
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
36.0%
36.9%
36.0%
34.2%
33.0%
33.2%
34.7%
31.8%
31.2%
15.7%
16.7%
14.9%
15.6%
16.6%
16.3%
15.0%
15.5%
17.6%
Chrysler Bankruptcy Filing Date
GM Bankruptcy Filing Date
Chrysler
GM
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep

GM

- The Company received three non-renewal notices
- No significant impact to operations

Chrysler

- The Company was a net beneficiary, gaining 5 franchises and only losing two locations
- Transition from Chrysler Financial to GMAC is complete

Note: Traffic count defined as the number of people who enter the dealership showroom inquiring about a vehicle as a % of all store vistors

	9/30/2009	6/30/2009	3/31/2009	12/31/2008	9/30/2008
EBITDA - Quarterly					
Income from continuing operations	7,060	4,108	156	(119)	2,596
Addback:					
Taxes	4,682	2,756	128	(881)	1,946
Other interest exp	2,942	2,987	3,605	3,819	4,056
Depreciation - building	1,189	1,173	1,228	1,161	1,245
Depreciation and amortization - other	2,714	2,798	2,815	2,819	2,794
Adjustments:					
Impairments in SG&A	392	160	403	-	146
Gain on extinguishment of debt	-	(232)	(1,086)	(3,605)	(1,643)
Adjusted EBITDA	18,979	13,750	7,249	3,194	11,140



GAAP RECONCILIATION

Adjusted EBITDA

	YTD 9/30/09	12/31/08	12/31/07	12/31/06
Pre-tax Income from Continuing Operations	18,890	(290,259)	35,796	48,636
Adjustments				
Asset Impairments	-	294,075	-	-
Other Asset Impairments	-	4,527	-	-
Impairments in SG&A	790	568		
Gain on Extinguishment of Debt	(1,317)	(5,248)	-	-
Total Proforma Adj	(527)	293,922	-	-
Adjusted Pre-tax Income from Continuing Operations	18,363	3,663	35,796	48,636
Implied Tax Rate	40.1%	34.4%	40.6%	38.6%
Estimated Adjusted Income Tax Expense	7,367	1,260	14,532	18,745
Adjusted Income from Continuing Operations	10,996	2,403	21,264	29,891
Diluted Shares	21,595	20,017	22,082	22,102
Adjusted Diluted EPS	0.51	0.12	0.96	1.35



GAAP RECONCILIATION

Adjusted Diluted EPS

	12/31/2008	12/31/2007	12/31/2009
Cash flows from operations	85,165	(49,211)	37,939
Flooring notes payable: non-trade	(16,803)	69,540	16,005
Adjusted cash flow from operations	68,362	20,329	53,944


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GAAP RECONCILIATION

Adjusted Cash Flow from Operations